TILSON INVESTMENT TRUST

TILSON DIVIDEND FUND

SUPPLEMENT

Dated September 3, 2013

This Supplement to the Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”), each dated February 28, 2013, for the Tilson Dividend Fund (the “Fund”), a series of the Tilson Investment Trust (the “Trust”), updates the Prospectus and SAI to revise the information contained therein as described below.  For more information, please contact the Funds at 1-888-4Tilson (1-888-484-5766).

The Tilson Focus Fund was liquidated on June 21, 2013.  All references thereto in the Prospectus and SAI are hereby deleted.

On August 30, 2013, at the first of two Special Meetings of the Shareholders of the Trust, the Shareholders approved a new investment advisory agreement between Centaur Capital Partners, L.P. (“Centaur”) and the Trust on behalf of the Fund.  At the second Special Meeting, the Shareholders elected three individuals to serve on the Trust’s Board of Trustees.

Effective September 3, 2013, Centaur assumed the position of investment adviser for the Fund.  References to Centaur being the sub-advisor to the Fund are hereby deleted.

The following changes are hereby made to reflect Centaur as the investment advisor for the Fund and the election of the three individuals as members of the Trust’s Board of Trustees.

PROSPECTUS

On the cover of the Prospectus, the “Investment Advisor” should read :

Centaur Capital Partners, L.P.
Southlake Town Square
1460 Main Street, Suite 234
Southlake, TX  76092

The following replaces the Fund Summary Section on pages 6 through 10 of the Prospectus:

Investment Objective.  The Tilson Dividend Fund (“Dividend Fund”) seeks maximum total return through a combination of capital appreciation and current income.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Dividend Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Redemption Fee (as a % of amount redeemed)	2.00%1

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

Management Fees	1.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.62%
Acquired Fund Fees and Expenses2	0.30%
Total Annual Fund Operating Expenses	2.42%
Fee Waivers and/or Expense Reimbursements3	(0.17%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements3	2.25%

1	The redemption fee is charged upon any redemption of Fund shares occurring within one year after purchase.

2
“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” will not correlate to the ratios of expenses to the average net assets in the Dividend Fund’s Financial Highlights, which reflect the operating expense of the Dividend Fund and no not include “Acquired Fund Fees and Expenses.”

3
Centaur Capital Partners, L.P. (the “Advisor”) has entered into an Expense Limitation Agreement with the Dividend Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Dividend Fund for certain months and to assume other expenses of the Dividend Fund, if necessary, in an amount that limits the Dividend Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses and payments, if any, under a Rule 12b-1 Plan) to not more than 1.95% of the average daily net assets of the Dividend Fund for the period ending September 3, 2014.  The Expense Limitation Agreement may not be terminated prior to that date without the approval of the Trust’s Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Dividend Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Dividend Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Dividend Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$228	$738	$1,274	$2,739

Portfolio Turnover. The Dividend Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Dividend Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Dividend Fund’s performance.  During the most recent fiscal year, the Dividend Fund’s portfolio turnover rate was 91% of the average value of its portfolio.

Principal Investment Strategies.  The Dividend Fund invests in equity securities of companies that the Advisor believes are undervalued in the securities markets, but which also offer high dividend yields relative to the yield of the broad market averages such as the S&P 500 Total Return Index.  The Dividend Fund typically invests in common stocks and other equity securities, which may include real estate investment trusts (REITs), publicly traded master limited partnerships (MLPs), royalty trusts, preferred stocks, convertible bonds, convertible preferred stocks, and warrants.

In addition to investing in equity securities that offer high dividend yields, the Advisor expects to generate income from selling covered call options on securities in the Dividend Fund.  The use of covered call options in combination with the purchase of equity securities allows for the inclusion of undervalued, non-dividend paying stocks in the Dividend Fund’s portfolio while still satisfying the Dividend Fund’s goal of generating investment income.  Securities so purchased will be selected based upon the attractiveness and security of the underlying stock as well as the income potential of the covered call options.  The Advisor intends to use the above strategies to structure the Dividend Fund’s investment portfolio in such a way as to achieve an income yield superior to that of the S&P 500 Total Return Index.  The Dividend Fund may also invest in non-dividend paying stocks without selling covered call options if the Advisor believes the stocks can produce significant capital appreciation.

At the discretion of the Advisor, the Dividend Fund may allocate its capital to bonds and short-term instruments.  The Dividend Fund may purchase bonds of any credit quality, maturity, or yield.  The Dividend Fund may invest in investment-grade fixed income securities and securities that are below investment-grade, including junk bonds.  Short-term/money market instruments include all types of short-term and money market instruments.  The Dividend Fund primarily invests in securities of U.S. companies, but may also invest in foreign companies.

The Advisor will vary the percentage of the Dividend Fund’s assets allocated to each of the above categories based on the Advisor’s judgment of attractive investment opportunities as well as market and economic conditions.

To select equity securities for the Dividend Fund, the Advisor seeks to identify companies that it understands well and that possess one or more of the following characteristics:

•	Positive (or projected positive) revenue or profit trends;
•
Healthy balance sheet, characterized by ample cash relative to debt, efficient working capital management, high or increasing liquidity, or other metrics that the Advisor believes indicate the company’s ability to withstand unexpected shocks, reinvest in the business, and improve its business prospects and circumstances;

•	Strong free cash flow generation;
•	Powerful and sustainable competitive advantages;
•	Management team that: (i) operates the business well and has a sound strategy to build it over time; (ii) allocates capital wisely to enhance shareholder value; and (iii) has high integrity; or
•	Policies (e.g., compensation structures) that do not significantly dilute shareholders’ ownership.

In addition to the above criteria the Advisor will consider high dividend yields when selecting stocks.  The Advisor seeks to identify companies whose stocks are trading, in the opinion of the Advisor, at a substantial discount to the intrinsic value, however, the Advisor may select stocks with a somewhat modest discount to the Advisor’s estimate of intrinsic value if the Advisor believes that the security’s dividend yield is sufficiently high, secure, and/or likely to grow over time.

In selecting bonds for the Dividend Fund, the Advisor examines the relationships of current yield and risk of investment-grade bonds as compared to available equity securities.

Principal Risks of Investing in the Fund.  An investment in the Dividend Fund is subject to investment risks, including the possible loss of some or all of the money invested.  There can be no assurance that the Dividend Fund will be successful in meeting its investment objective.  Generally, the Dividend Fund will be subject to the following additional risks:

•
Market Risk.  The prices of and the income generated by the Dividend Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

•	Management Style Risk. The performance of the Dividend Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•
Sector Focus Risk.  The Dividend Fund may, at times, be more heavily invested in certain sectors, which may cause the value of its shares to be especially sensitive to factors and economic risks that specifically affect those sectors and may cause the Dividend Fund’s share price to fluctuate more widely than the shares of a mutual fund that invests in a broader range of industries.

•
Foreign Securities Risk.  Foreign securities may involve investment risks different from those associated with domestic securities.  Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets.  There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.  Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Dividend Fund to sell its securities and could reduce the value of your shares.

•
Non-diversified Fund Risk.  Because the Dividend Fund can invest a greater portion of its assets in securities of a single issuer or a limited number of issuers than a diversified fund, it may be more susceptible than a diversified fund to a single adverse economic or political occurrence affecting one or more of these issuers.

•
Credit Risk.  Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Dividend Fund’s transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations.  If the issuer, guarantor, or counterparty fails to pay interest, the Dividend Fund’s income may be reduced.  If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the Dividend Fund’s shares may be reduced.

•
Interest Rate Risk.  The price of a bond or a fixed income security is dependent upon interest rates.  Therefore, the share price and total return of the Dividend Fund, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates.  Changes in interest rates may have a significant effect if the Dividend Fund is then holding a significant portion of its assets in fixed income securities with long-term maturities.

•
Maturity Risk.  In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates.  Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

•
Investment-Grade Securities Risk.  Securities rated BBB by Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”) or Baa by Moody’s Investor Service, Inc. (“Moody’s”) or higher are considered investment-grade securities.  While the Dividend Fund may invest in various rated investment-grade securities including securities rated Baa by Moody’s or BBB by S&P or Fitch, they are somewhat riskier than more highly rated investment-grade debt obligations.  Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities.

•
Junk Bonds or Lower-rated Securities Risk.  Debt securities rated below BBB by S&P or Fitch and Baa by Moody’s are considered speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities.  These fixed income securities are considered “below investment-grade.”  The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Dividend Fund’s net asset value.  These risks can reduce the Dividend Fund’s share prices and the income it earns.

•
Derivative Instruments Risk. Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.

•
Valuation Risks for Non-Exchange Traded Options.  The purchase of non-exchange traded put and call options may result in reduced liquidity (and hence value) for the Dividend Fund’s portfolio investments.

•
Risks from Writing Call Options.  When the Dividend Fund writes call options on its portfolio securities it limits its opportunity to profit from an investment and, consequently, the Dividend Fund could significantly underperform the market.  Writing call options could also result in additional turnover and higher tax liability.

•
Real Estate Securities Risk.  To the extent the Dividend Fund invests in companies that invest in real estate, such as REITs, the Dividend Fund may be subject to risk associated with the real estate market as a whole such as taxation, regulations, and economic and political factors that negatively impact the real estate market.

•
MLP Risks.  A MLP is a limited partnership in which the ownership units are publicly traded.  MLPs generally acquire interests in natural resource, energy, or real estate assets and distribute the resulting income to investors.  Investments in MLPs are generally subject to many of the risks that apply to investments in partnerships, such as limited control and limited voting rights and fewer corporate protections than afforded investors in a corporation.  MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region.  Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles, such as adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, a shift in consumer demand or conflicts of interest with the general partner.  The benefit derived from the Dividend Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect its value.  The Dividend Fund's investment in MLPs may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the MLP’s operating expenses in addition to paying Dividend Fund expenses.

•
Royalty Trust Risks.  The Dividend Fund may invest in publicly traded royalty trusts.  Royalty trusts are special purpose vehicles organized as investment trusts created to make investment in operating companies or their cash flows.  A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust.  A sustained decline in demand for the royalty trust’s underlying commodity could adversely affect income and royalty trust revenues and cash flows.  Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.  A rising interest rate environment could adversely impact the performance of royalty trusts.  Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.  Further, because natural resources are depleting assets, the income-producing ability of a royalty trust will eventually be exhausted and the royalty trust will need to raise or retain funds to make new acquisitions to maintain its value.  The Dividend Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses in addition to paying Dividend Fund expenses.

•
Risks related to Other Equity Securities.  In addition to common stocks, the equity securities in the Dividend Fund’s portfolio may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants.  Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes.  Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Dividend Fund.  Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised.  As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible.  Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time.  The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

•
Risks Related to Portfolio Turnover.  Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time.  Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes.  High rates of portfolio turnover could lower performance of the Dividend Fund due to increased costs and may also result in the realization of capital gains.  If the Dividend Fund realizes capital gains when it sells its portfolio investments, it must generally distribute those gains to shareholders, increasing their taxable distributions.  High rates of portfolio turnover in a given year would likely result in short-term capital gains and shareholders would be taxed on short-term capital gains at ordinary income tax rates.

Performance Information.  The bar chart and table shown below provide some indication of the risks of investing in the Dividend Fund by showing changes in the Dividend Fund’s performance from year to year and by showing how the Dividend Fund’s average annual total returns for one year, five years, and since inception compare to those of a broad-based securities market index.  The Dividend Fund’s past performance (before and after taxes) is not necessarily an indication of how the Dividend Fund will perform in the future.  Updated information on the Dividend Fund’s results can be obtained by visiting http://www.tilsonmutualfunds.com.

Dividend Fund Calendar Year Returns

2006	15.75%
2007	-0.63%
2008	-20.55%
2009	43.98%
2010	20.64%
2011	-2.33%
2012	17.94%

Quarterly Returns During This Time Period
Highest return for a quarter	18.79%	Quarter ended September 30, 2009
Lowest return for a quarter	-13.29%	Quarter ended September 30, 2011
Year-to-date return as of most recent quarter	17.94%	Quarter ended December 31, 2012

Average Annual Total Returns For the Period Ended December 31, 2012	Past 1 Year	Past 5 Years	Since Inception 3/16/2005
Dividend Fund
Before taxes	17.94%	9.71%	9.37%
After taxes on distributions	15.30%	8.96%	8.03%
After taxes on distributions and sale of shares	12.07%	8.07%	7.48%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	4.54%
Dow Jones U.S. Select Dividend Total Return Index (reflects no deduction for fees, expenses, or taxes)	10.84%	2.49%	3.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Dividend Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

The Dow Jones U.S. Select Dividend Index is a widely recognized unmanaged index which is generally considered to be representative of the performance of dividend-paying stocks in the United States securities markets.

Management.  Centaur Capital Partners, L.P. is the investment advisor for the Dividend Fund.  Malcolm “Zeke” Ashton (Manager of the Advisor) is the portfolio manager for the Dividend Fund and has served in that capacity since the Dividend Fund’s inception on March 16, 2005.

Purchase and Sale of Fund Shares.  The Dividend Fund’s minimum initial investment is $1,500 ($1,000 under an automatic investment plan) and the Dividend Fund’s minimum subsequent investment is $100 ($50 under an automatic investment plan).

Generally you may purchase, redeem, or exchange shares of the Dividend Fund on any business day the New York Stock Exchange is open:

•	by mail addressed to Tilson Funds, Dividend Fund c/o Transfer Agency, P.O. Box 8656, Denver, CO 80201;
•	by facsimile at 1-866-205-1499;
•	by telephone at 1-888-484-5766; and
•	through authorized Broker-Dealers and Financial Intermediaries.

Tax Information.  The Dividend Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax deferred arrangements may be taxed later upon withdrawals of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Dividend Fund through a broker-dealer or other financial intermediary (such as a bank), the Dividend Fund and its related companies may pay the intermediary for the sale of Dividend Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Dividend Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

The following replaces the first three paragraphs of the section entitled “Management of the Funds – Investment Advisor” on page 16 of the Prospectus:

INVESTMENT ADVISOR

Centaur, Southlake Town Square, 1460 Main Street, Suite 234, Southlake, TX  76092, became the investment advisor for the Fund effective September 3, 2013.  Prior to September 3, 2013, Centaur served as sub-advisor for the Fund.  Centaur serves in the  capacity of investment advisor to the Fund pursuant to an investment advisory contract with the Trust on behalf of the Fund.  Subject to the authority of the Board of Trustees of the Trust (“Trustees”), the Advisor provides guidance and policy direction in connection with its daily management of the Fund’s assets.  The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.

The Advisor, organized as a Delaware limited partnership, is controlled by Malcolm “Zeke” Ashton.  Centaur and its affiliates have experience in managing investments for clients, including individuals, corporations, non-taxable entities, and other business and private accounts, since 2002.  Centaur, together with its affiliates, had approximately $160 million in assets under management as of January 31, 2013.

The Fund is managed by Malcolm “Zeke” Ashton, who has overall responsibility for the day-to-day management of the Fund’s portfolio and has managed the Fund since its inception.  The Fund’s Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

The following replaces the section entitled “Management of the Funds – Investment Advisor – Advisor Compensation – Dividend Fund” on page 18 of the prospectus:

Advisor Compensation – Dividend Fund. Centaur assumed the role of investment advisor to the Fund effective September 3, 2013.  As full compensation for the investment advisory services provided to the Dividend Fund, the Advisor receives monthly compensation based on the Dividend Fund’s average daily net assets at the annual rate of 1.50%.  For the Dividend Fund’s fiscal year ended October 31, 2012, T2 Partners Management LP, the Fund’s former investment advisor, received $1,076,414 from the Dividend Fund after reimbursing $122,006 in expenses.

The following replaces the section entitled “Management of the Funds – Investment Advisor – Expense Limitation Agreement” on page 18 of the Prospectus:

Expense Limitation Agreement.  The Advisor has entered into an Expense Limitation Agreement with the Fund effective September 3, 2013 under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Fund and assume other expenses of the Fund for at least one year from the effective date of the agreement, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.95% of the average daily net assets of the Fund for any fiscal year.  Because the previous expense limitation agreement which was effective prior to Centaur assuming the role of investment advisor to the Fund did not include the current investment advisory fees of 1.50%, the 1.95% expense limitation in the current Expense Limitation Agreement is effectively the same as the 0.45% expense limitation in the previous expense limitation agreement.  The Fund or the Advisor may terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90-days’ notice to the Trust as set forth in the Expense Limitation Agreement.

The section entitled “Management of the Fund – Investment Sub-Advisor” on page 18 of the Prospectus is hereby deleted in its entirely.

The following replaces the section entitled “Management of the Funds – Portfolio Management” on page 18 of the Prospectus:

PORTFOLIO MANAGEMENT

Zeke Ashton has managed the Tilson Dividend Fund since inception. Mr. Ashton is the founder and Managing Partner of Centaur Capital Partners, L.P.  Founded in 2002, Centaur specializes in value-oriented strategies, including its flagship long/short equity partnership. Prior to launching Centaur, Mr. Ashton worked as an investment analyst and featured writer for The Motley Fool, where he developed and produced investing seminars, subscription investing newsletters and stock research reports. From 1995 to 2000, Mr. Ashton worked in treasury & risk management consulting.

Mr. Ashton graduated from Austin College in 1995 with degrees in Economics and German.

The Funds’ Statement of Additional Information provides additional information about Mr. Ashton’s compensation, other accounts managed, and ownership of securities in the Fund.

SAI

The following table replaces, in its entirety, the table in the section entitled “Management and Other Service Providers – Trustees and Officers” on pages 22-24 of the SAI:

Name, Age, and Address*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
James H. Speed, Jr., 59	Trustee and Chairman	Since 3/2009 (Chairman since 09/2012)	President and CEO of NC Mutual Life Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	1
Independent Trustee of Hillman Capital Management Investment Trust for its one series, Brown Capital Management Funds for its three series, and Starboard Investment Trust for its twenty-three series (all registered investment companies); Member of Board of Directors of NC Mutual Life Insurance Company; Member of Board of Directors of M&F Bancorp; Member of Board of Directors of Investors Title Company; previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 to 2010 (registered investment company).

Jack E. Brinson, 80	Trustee	Since 12/2004	Retired since 2000; Previously, President, Brinson Investment Co. (personal investments) and President, Brinson Chevrolet, Inc. (auto dealership).	1
Independent Trustee of DGHM Investment Trust for its two series, Gardner Lewis Investment Trust for its two series, Hillman Capital Management Investment Trust for its one series, Brown Capital Management Funds for its three series, and Starboard Investment Trust for its twenty-three series (all registered investment companies); previously, Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, MurphyMorris Investment Trust for its one series from 2003 to 2006, New Providence Investment Trust for its one series from 1999 to 2011, and Piedmont Investment Trust for its one series from 2005 to 2006 (all registered investment companies).

Name, Age, and Address*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas G. Douglass, 57	Trustee	Since 8/2013	Principal, Douglass and Douglas, Attorneys	1	None
OTHER OFFICERS
Glenn H. Tongue, 54	Vice-President, Treasurer (Principal Financial Officer), and Chief Compliance Officer	Since 12/2004	Fund Manager, T2 Partners Management LP since 2004; previously, Investment Banker, UBS (investment banking firm) from 2002 to 2003; Executive, DLJdirect (on-line brokerage firm).	n/a	n/a
Malcolm “Zeke” Ashton, 42	President (Principal Executive Officer)	Since September 3, 2013	Mr. Ashton has been Managing Partner of Centaur since 2002.	n/a	n/a

Name, Age, and Address*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Rhonda A. Mills, 47	Secretary	Since 03/2012	Vice President and Associate Counsel, ALPS since 2011; Managing Member, Mills Law, LLC, 2010 – 2011; Counsel, Old Mutual Capital, Inc. 2006 - 2009	n/a	n/a
Kimberly Storms, 41	Assistant Treasurer	Since 09/2011	Senior Vice President and Director of Fund Administration, ALPS, 2004-Present	n/a	n/a

The following replaces, in its entirety, the section entitled “Management and Other Service Providers – Board Leadership Structure” on page 24 of the SAI:

Board Leadership Structure.  The Board is composed of three Trustees, all of which are Independent Trustees.  The Chairman of the Board, Mr. James H. Speed, Jr., is an Independent Trustee.  The Board has established five standing committees: an Audit Committee, a Governance Committee, a Nominating Committee, a Proxy Voting Committee, and a Qualified Legal Compliance Committee.  These standing committees are comprised entirely of the Independent Trustees.  Other information about these standing committees is set forth below.  The Board has determined that the Board’s structure is appropriate given the characteristics, size, and operations of the Trust.  The Board also believes that its leadership structure, including its committees, helps facilitate effective oversight of Trust management.  The Board reviews its structure annually.

With respect to risk oversight, the Board considers risk management issues as part of its general oversight responsibilities throughout the year.  The Board holds four regular board meetings each year during which the Board receives risk management reports and/or assessments from Trust management, the Fund’s advisor, administrator, transfer agent and distributor, and receives an annual report from the Trust’s Chief Compliance Officer (“CCO”).  The Audit Committee also meets with the Trust’s independent registered public accounting firm on an annual basis, to discuss among other things, the internal control structure of the Trust’s financial reporting function.  When appropriate, the Board may hold special meetings or communicate directly with Trust management, the CCO, the Trust’s third party service providers, legal counsel or independent registered public accounting firm to address matters arising between regular board meeting or needing special attention.  In addition, the Board has adopted policies and procedures for the Trust to help detect and prevent and, if necessary, correct violations of federal securities laws.

The following replaces, in its entirety, the section entitled “Management and Other Service Providers – Trustee Qualifications” on page 25 of the SAI:

Trustee Qualifications.  The Trust believes that each of the Trustees has the appropriate experience, qualifications, attributes, and skills (collectively “Trustee Attributes”) to continue to serve as a trustee to the Trust in light of the Trust’s business and structure.  Among the Trustee Attributes common to each of the Trustees are their ability to evaluate, question and discuss information about the Funds, to interact with the other Trustees, Trust management, the Trust’s third party services providers, legal counsel, and independent registered public accounting firm, and exercise business judgment in the performance of their duties as Trustees.  Mr. Speed and Mr. Brinson have each served on the Board and/or the board of other mutual funds for a number of years and thus have gained substantial mutual fund board experience and insight as to the business and operations of a mutual fund, including the Trust.

In addition to the Trustee Attributes discussed above, each of the Trustees has additional Trustee Attributes including, among other things, the Trust Attributes indicated in the “Trustee and Executive Officers” table, above, and as follows:

Mr. Brinson has experience in and knowledge of the financial industry as an individual investor and in his role as trustee on several other mutual fund boards.  He also has previous business experience as an owner of an automobile dealer business.  Mr.  Speed has experience in and knowledge of the financial industry as an individual investor and in his role as a trustee on several other mutual fund boards.  He also has business experience as President and CEO of an insurance company and as President of a company in the business of consulting and private investing.  Mr. Douglass has experience in and knowledge of the financial industry as an individual investor.  He is also an attorney with experience in dealing with trusts and has knowledge of securities laws from previously serving as an arbitrator for the National Association of Securities Dealers, which is now part of the Financial Industry Regulatory Authority.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial, business and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.  References to the specific qualifications, attributes and skills of the Trustees being disclosed pursuant to requirements of the SEC do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

The Board had four regular meetings and one special meetings during the fiscal year ended October 31, 2012.  Mr. Tilson, a former Trustee, Mr. Brinson and Mr. Speed attended all of those meetings.  Mr. Douglass was appointed a Trustee effective September 3, 2013.

The following replaces, in its entirety, the section entitled “Management and Other Service Providers – Trustee Standing Committees” on page 25 of the SAI:

Trustee Standing Committees.  The Board of Trustees has established the following standing committees:

Audit Committee:  Mr. Speed and Mr. Brinson are the current members of the Audit Committee. It is anticipated that Mr. Douglass will be appointed to the Committee at the September 2013 meeting of the Fund’s Board of Trustees.  The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met twice during the Funds’ last fiscal year.

Nominating Committee:  Mr. Speed and Mr. Brinson are the current members of the Nominating Committee.  It is anticipated that Mr. Douglass will be appointed to the Committee at the September 2013 meeting of the Fund’s Board of Trustees.  The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee.  The Nominating Committee meets only as necessary and did not meet during the Funds’ last fiscal year.  The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee:  Mr. Speed and Mr. Brinson are the current members of the Proxy Voting Committee.  It is anticipated that Mr. Douglass will be appointed to the Committee at the September 2013 meeting of the Fund’s Board of Trustees.  The Proxy Voting Committee will determine how the Funds should vote, if called upon by the Board or the Advisors, when a matter with respect to which the Funds is entitled to vote presents a conflict between the interests of the Funds’ shareholders, on the one hand, and those of the Funds’ Advisors, principal underwriter, or an affiliated person of the Funds, its investment advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee will also decide if the Funds should participate in a class action settlement, if called upon by the Advisors, in cases where a class action settlement with respect to which the Funds are eligible to participate presents a conflict between the interests of the Funds’ shareholders, on the one hand, and those of the Advisors, on the other hand.  The Proxy Voting Committee meets only as necessary and did not meet during the Funds’ last fiscal year.

Qualified Legal Compliance Committee:  Mr. Speed and Mr. Brinson are the current members of the Qualified Legal Compliance Committee.  It is anticipated that Mr. Douglass will be appointed to the Committee at the September 2013 meeting of the Fund’s Board of Trustees.  The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees, or agents.  The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Funds’ last fiscal year.

Governance Committee:  Mr. Speed and Mr. Brinson are the current members of the Governance Committee.  It is anticipated that Mr. Douglass will be appointed to the Committee at the September 2013 meeting of the Fund’s Board of Trustees.  The Governance Committee assists the Board in adopting fund governance practices and reviewing the Trust’s fund governance standards.  The Governance Committee operates pursuant to a Governance Committee Charter and meets periodically as necessary.

The following replaces, in its entirety, the section entitled “Management and Other Service Providers – Trustees and Officers – Beneficial Equity Ownership Information” on page 26 of the SAI:

Beneficial Equity Ownership Information.  The following table shows the amount of the Funds’ equity securities beneficially owned by the Trustees and the aggregate value of all of the Trustee’s investments in equity securities of the Trust complex as of a valuation date of June 28, 2013.  The values are stated using the following ranges:

A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies
Independent Trustees
Jack E. Brinson	C	C
James H. Speed, Jr.	B	B
Thomas G. Douglass	A	A

The following replaces, in its entirety, the information contained under the heading “Management and Other Service Providers – Investment Advisor” on page 28 of the SAI:

Investment Advisor.  Centaur Capital Partners, L.P. (“Centaur” or the “Advisor”) became the investment advisor for the Fund effective September 3, 2013.  Prior to September 3, 2013, Centaur served as the sub-advisor for the Fund.  Information about Centaur, located at Southlake Town Square, 1460 Main Street, Suite 234, Southlake, TX  76092, and its duties and compensation as Advisor, is contained in the Prospectus.  The Advisor supervises the Fund’s investments pursuant to the Investment Advisory Agreement (“Advisory Agreement”).  The Advisor is controlled by Malcolm “Zeke” Ashton.  The Advisory Agreement is effective for an initial two-year period and may be renewed for a period of one year only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are neither parties to the Advisory Agreement nor interested persons of any such party, or by vote of a majority of the Fund’s outstanding voting securities.  The Advisory Agreement is terminable without penalty on 60-days’ notice by the Trustees or by vote of a majority of the outstanding voting securities of the Fund or by the Advisor.  The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Advisor manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees.  The Advisor is responsible for investment decisions and provides the Fund with a portfolio manager who is authorized by the Trustees to execute purchases and sales of securities.  Malcolm “Zeke” Ashton is responsible for the day-to-day management of the Fund’s portfolio.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except: a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or a loss resulting from the Advisor’s reckless disregard of its duties and obligations under the Agreement.

The Advisor receives an advisory fee equal to an annualized rate of 1.50% of the average daily net assets of the Fund, calculated as of the last business day of each month and paid within 15 days thereafter.  In addition, the Advisor and the Fund have entered into an Expense Limitation Agreement under which the Advisor has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Fund and assume other expenses of the Fund for at least one year from the effective date of the agreement, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.95% of the average daily net assets of the Fund for any fiscal year.  Because the previous expense limitation agreement which was effective prior to Centaur assuming the role of investment advisor to the Fund did not include the current investment advisory fees of 1.50%, the 1.95% expense limitation in the current Expense Limitation Agreement is effectively the same as the 0.45% expense limitation in the previous expense limitation agreement.  The Fund or the Advisor may terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90-days’ notice to the Trust as set forth in the Expense Limitation Agreement.  For the fiscal year ended October 31, 2012, T2 Partners Management LP (“T2”), the Fund’s former investment advisor, earned fees in the amount of $1,076,414 and reimbursed expenses in the amount of $122,006 with respect to the Fund.  For the fiscal year ended October 31, 2011, T2 earned fees in the amount of $1,094,457 and reimbursed expenses in the amount of $71,645 with respect to the Fund.  For the fiscal year ended October 31, 2010, T2 earned fees in the amount of $233,395 and reimbursed expenses in the amount of $129,829 with respect to the Fund.

The section entitled “Investment Sub-Advisor”, on page 29 of the SAI, is deleted in its entirety.

The following replaces, in its entirety, the section entitled “Portfolio Managers” on pages 29 and 30 of the SAI:

Compensation. Zeke Ashton is the managing partner of the Advisor.  Mr. Ashton’s compensation varies with the general success of the Advisor. Mr. Ashton’s compensation includes a modest base salary, plus additional remuneration based upon the distributable profits generated by the Advisor.  Mr. Ashton’s compensation is not linked to any specific factors, such as the Fund’s performance or asset levels, though positive performance and growth in managed assets are factors that may contribute to the distributable profits for the Advisor.

Ownership of Fund Shares.  The table below shows the amount of the Fund’s equity securities beneficially owned by Mr. Ashton as of the Fund’s fiscal year ended October 31, 2012 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Dividend Fund
Zeke Ashton	E

Other Accounts.  In addition to the Fund, Mr. Ashton is responsible for the day-to-day management of certain other accounts.  The table below shows the number of accounts, and total assets in, such other accounts as of the Funds’ fiscal year ended October 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Zeke Ashton	0	$0	1	$94 million	0	$0
Total Accounts and Assets where advisory fee is based upon account performance	0	$0	1	$94 million	0	$0

Conflicts of Interests.  The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts include a pooled investment fund (“Other Accounts”).  The Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.  While the portfolio manager’s management of Other Accounts may give rise to the following potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has implemented policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades:  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund.  Because of positions with the Fund, the portfolio manager knows the size, timing, and possible market impact of Fund trades.  It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts managed and to the possible detriment of the Fund.  However, because the Fund seeks to follow its own unique investment strategies and limitations, this particular conflict of interest may be limited.  Moreover, the Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities:  The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines.  For some of these investment strategies, the Advisor may be compensated based on the profitability of the account.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to other client accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains.  The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm’s investment strategy guidelines and individual client investment guidelines.  When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

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